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                                                                    EXHIBIT 99.1

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 14, 2005

                                                                                                                  DAYRATE
    RIG NAME        WD          DESIGN         LOCATION    STATUS*        OPERATOR           CURRENT TERM         (000s)
    --------      ------  -------------------  ---------  ----------  ----------------  -----------------------  ---------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       3,500'  Victory Class           GOM     Contracted       Noble               one well          low 100's

Ocean Star        5,500'  Victory Class           GOM     Contracted     Kerr-McGee        220 day extension     mid 70's

Ocean America     5,500'  Ocean Odyssey           GOM     Contracted      Mariner         one well extension     mid 80's

Ocean Valiant     5,500'  Ocean Odyssey           GOM     Contracted     Kerr-McGee            one well          mid 80's

Ocean Victory     5,500'  Victory Class           GOM     Contracted      Newfield             one well          mid 90's
                                                                        Exploration

Ocean Confidence  7,500'  DP Aker H-3.2           GOM     Contracted         BP             five-year term       mid 170's
                          Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager     2,000'  Victory Class           GOM     Contracted       Murphy              one well          low 70's

Ocean Concord     2,200'  F&G SS-2000             GOM     Contracted        ENI                one well          mid 50's

Ocean Lexington   2,200'  F&G SS-2000             GOM     Contracted  Walter Oil & Gas        three wells        low 50's

Ocean Saratoga    2,200'  F&G SS-2000             GOM     Contracted        LLOG              three wells        mid 60's


    RIG NAME         START DATE      EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
    --------      ----------------  ----------------   -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       early Feb. 2005    late Mar. 2005   One well with Noble in high 110's beginning late March and ending mid April;
                                                      followed by LOI for 120 day term in mid 120's beginning mid April and ending mid Aug. 2005. Available; actively marketing.

Ocean Star        early Dec. 2004    mid July 2005    90 day term extension plus option with Kerr-McGee in low 140's beginning mid
                                                      July 2005 and ending early Oct. 2005. Available; actively marketing.

Ocean America      late Oct. 2004   early Mar. 2005   One well extension plus option with Mariner in mid 110's beginning early Mar.
                                                      2005 and ending early April 2005; followed by two wells plus option with
                                                      Mariner in low 130's beginning early April and ending early July 2005;
                                                      followed by three well extension with Mariner/Pioneer in low 150's beginning early July and ending early Oct. 2005. Available; actively marketing.

Ocean Valiant      late Jan. 2005   early April 2005  One well with Kerr-McGee in high 90's beginning early April 2005 and ending mid June 2005, followed by one well plus options with Kerr-McGee in low 130's beginning mid June and ending mid Aug. 2005; followed by 180 day term extension with Kerr-McGee in low 150's beginning mid Aug. 2005 and ending mid
                                                      Feb. 2006. Available; actively marketing.

Ocean Victory      late Dec. 2004    mid Feb. 2005    100 day term plus option with Shell in low 130's beginning mid Feb. and ending late May 2005. Available; actively marketing.

Ocean Confidence  early Jan. 2001   early Jan. 2006   Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager      late Dec. 2004    mid Feb. 2005    One well with Walter in mid 70's beginning mid Feb. 2005 and ending mid Mar.
                                                      2005; followed by one well with Walter in low 80's beginning mid Mar. 2005 and ending mid April 2005. Available; actively marketing.

Ocean Concord     early Feb. 2005    late May 2005    One well for Kerr-McGee in upper 50's beginning late May and ending late June
                                                      2005; followed by one well with Kerr- McGee in mid 70's beginning late June and ending mid Aug. 2005; followed by two wells plus option extension with
                                                      Kerr-McGee in mid 90's beginning mid Aug. and ending early Nov. 2005.
                                                      Available; actively marketing.

Ocean Lexington    late Jan. 2005   early April 2005  Rig will go in for approximately 120-day Survey and maintenance between second and third well, beginning early April and ending early June. Following third well, one additional well plus option with Walter in low 60's beginning early
                                                      July and ending early Aug.; followed by one well plus option with Walter in low 80's beginning early Aug. and ending early Sept. 2005. Available; actively marketing.

Ocean Saratoga     mid Dec. 2004     mid June 2005    Two wells plus option with LLOG in low 110's beginning mid June and ending mid
                                                      Oct. 2005. Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 14, 2005

                                                                                                                  DAYRATE
    RIG NAME        WD          DESIGN         LOCATION    STATUS*        OPERATOR           CURRENT TERM         (000s)
    --------      ------  -------------------  ---------  ----------  ----------------  -----------------------  ---------
DOMESTIC JACKUPS (12)

Ocean Crusader     200'   Mat Cantilever          GOM     Contracted  Walter Oil & Gas    two well extension     mid 30's

Ocean Drake        200'   Mat Cantilever          GOM     Contracted  ADTI/Kerr-McGee          two wells         high 30's

Ocean Champion     250'   Mat Slot                GOM     Contracted        Hunt               two wells         low 40's

Ocean Columbia     250'   Independent Leg         GOM     Contracted     Kerr-McGee           Five wells         mid 40's
                          Cantilever

Ocean Spartan      300'   Independent Leg         GOM     Contracted        LLOG          one well extension     mid 40's
                          Cantilever

Ocean Spur         300'   Independent Leg         GOM     Contracted     Spinnaker             one well          mid 40's
                          Cantilever

Ocean King         300'   Independent Leg         GOM     Contracted      El Paso              one well          low 50's
                          Cantilever

Ocean Nugget       300'   Independent Leg         GOM     Contracted    ADTI/Mission           one well          high 40's
                          Cantilever

Ocean Summit       300'   Independent Leg         GOM     Contracted        LLOG        three wells plus option  high 30's
                          Cantilever

Ocean Warwick      300'   Independent Leg         GOM     Contracted      Newfield             one well          high 40's
                          Cantilever

Ocean Titan        350'   Independent Leg         GOM     Contracted        BHP          one well plus option    mid 50's
                          Cantilever

Ocean Tower        350'   Independent Leg         GOM     Contracted   Chevron/Texaco    one well plus option    mid 50's
                          Cantilever


    RIG NAME         START DATE      EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
    --------      ----------------  ----------------   -------------------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader     late Jan. 2005    mid April 2005   Available; actively marketing.

Ocean Drake        late Jan. 2005    mid Mar. 2005    Two wells plus option with ADTI/CMI/ Palace in low 40's beginning mid Mar. and ending late Mar. 2005. Available; actively marketing.

Ocean Champion     late Jan. 2005    late May 2005    Available; actively marketing.

Ocean Columbia    early Jan. 2005     mid May 2005    Available; actively marketing.

Ocean Spartan     early Dec. 2004    late Feb. 2005   Three well extension with LLOG in high 40's beginning late Feb. and ending mid
                                                      June 2005. Available; actively marketing.

Ocean Spur         mid Dec. 2004    early Mar. 2005   Maintenance/repairs early Mar. thru late May 2005. Available; actively marketing.

Ocean King         late Jan. 2005    late Feb. 2005   Available; actively marketing.

Ocean Nugget      early Feb. 2005    mid Feb. 2005    One well plus option with ADTI/Mission in high 40's beginning mid Feb. and ending early Mar. 2005. Available; actively marketing.

Ocean Summit      early Sept. 2004  early Mar. 2005   Two wells with LLOG in mid 40's beginning early Mar. and ending early May
                                                      2005. Available; actively marketing.

Ocean Warwick     early Feb. 2005    late Mar. 2005   One well with Newfield in low 50's beginning late Mar. and ending mid May
                                                      2005. Available; actively marketing.

Ocean Titan        late Jan. 2005     mid May 2005    Available; actively marketing.

Ocean Tower       early Jan. 2005    mid June 2005    Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 14, 2005

                                                                                                                  DAYRATE
    RIG NAME        WD          DESIGN         LOCATION    STATUS*        OPERATOR           CURRENT TERM         (000s)
    --------      ------  -------------------  ---------  ----------  ----------------  -----------------------  ---------
INTERNATIONAL SEMISUBMERSIBLES(17)

MEXICO

Ocean Ambassador  1,100'  Bethlehem SS-2000       GOM     Contracted       PEMEX          four year term work    mid 50's

Ocean             1,500'  Aker H-3                GOM     Contracted       PEMEX          four year term work    low 60's
 Whittington

Ocean Worker      3,500'  F&G 9500 Enhanced       GOM     Contracted       PEMEX          four year term work    high 60's
                          Pacesetter

Ocean Yorktown    2,850'  F&G SS-2000             GOM     Contracted       PEMEX          four year term work    mid 40's

NORTH SEA

Ocean Nomad       1,200'  Aker H-3             North Sea  Contracted      Talisman             one year          low 80's

Ocean Guardian    1,500'  Earl & Wright Sedco  North Sea  Contracted       Shell               one year          high 40's
                          711 Series

Ocean Princess    1,500'  Aker H-3             North Sea  Contracted      Talisman        one year extension     low 80's

Ocean Vanguard    1,500'  Bingo 3000           North Sea  Contracted        ENI                   --                --

AUSTRALASIA

Ocean Bounty      1,500'  Victory Class        Australia  Contracted    Coogee Res.            two wells         mid 70's

Ocean Patriot     1,500'  Bingo 3000           Australia  Contracted    Bass Straits           two wells         high 70's

Ocean Epoch       1,640'  Korkut                 Mobe        DODI            --                   --                --

Ocean General     1,640'  Korkut                 Korea    Contracted        KNOC               two wells         high 60's

Ocean Baroness    7,000'  Victory Class        Indonesia  Contracted       Unocal          180 day extension     mid 130's

Ocean Rover       7,000'  Victory Class        Malaysia   Contracted       Murphy          six option wells      low 120's


    RIG NAME         START DATE      EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
    --------      ----------------  ----------------   -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)

MEXICO

Ocean Ambassador   late July 2003    mid Dec. 2007    Available.

Ocean              late July 2003   early Oct. 2006   Available.
 Whittington

Ocean Worker       mid Aug. 2003     late July 2007   Available.

Ocean Yorktown     late Oct. 2003    mid July 2007    Available.

NORTH SEA

Ocean Nomad       early Jan. 2005   early Jan. 2006   Available; actively marketing.

Ocean Guardian     late Mar. 2004    late Mar. 2005   One year program with Shell in U.K. North Sea in low 80's beginning late Mar.
                                                      2005 and ending late Mar. 2006. Available; actively marketing.

Ocean Princess    early Jan. 2005    late Dec. 2005   Available; actively marketing.

Ocean Vanguard           --                --         Leave shipyard mid Feb. to P&A ENI well in low 140's and return to yard in late Feb. for additional repairs due to storm damage. Estimated completion mid
                                                      Mar. 2005. One year program in Norway with Statoil in low 140's beginning in mid Mar. 2005 and ending in mid Mar. 2006. Available; actively marketing.

AUSTRALASIA

Ocean Bounty      early Feb. 2005    mid Mar. 2005    One well plus option with Hardman in low 80's beginning in mid Mar. and ending early April; followed by LOI for one well plus option in mid 80's beginning early April and ending mid May; followed by LOI for one well plus option in mid 80's beginning mid May and ending early July; followed by LOI for one well in mid 80's beginning early July and ending early Aug.; followed by two wells plus option in low 90's beginning early Aug. and ending early Oct. 2005.
                                                      Available; actively marketing.

Ocean Patriot      late Jan. 2005    late Feb. 2005   Two wells with Woodside beginning late Feb. and ending late Mar. Two wells plus option with Santos beginning late Mar. and ending late May. LOI for one well plus three options beginning late May and ending mid July 2005. All wells in high 70's. Available; actively marketing.

Ocean Epoch              --                --         Mobe to Singapore beginning early Feb. and ending late Feb. 2005, followed by prep. until mid Mar. Four wells plus option with Murphy in low 70's in
                                                      Malaysia beginning mid Mar. and ending mid Dec. 2005. Available; actively marketing.

Ocean General      mid Dec. 2004     mid April 2005   One well plus one option plus demobe with KNOC in Viet Nam in mid 50's beginning mid April and ending early June 2005. Available; actively marketing.

Ocean Baroness     late Dec. 2004     mid May 2005    Lump sum mobe to GOM beginning mid May and ending mid Oct., including prep;
                                                      followed by LOI with Amerada Hess for one-year term plus mobe in low 200's in
                                                      GOM beginning mid Oct. 2005 and ending mid Oct. 2006. Available; actively marketing.

Ocean Rover        late Jan. 2005    late June 2005   LOI with Murphy for 950 day extension at average dayrate in mid 170's beginning late June 2005 and ending late Jan. 2008. Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 14, 2005

                                                                                                                  DAYRATE
    RIG NAME        WD          DESIGN         LOCATION    STATUS*        OPERATOR           CURRENT TERM         (000s)
    --------      ------  -------------------  ---------  ----------  ----------------  -----------------------  ---------
BRAZIL

Ocean Yatzy       3,300'  DP DYVI Super Yatzy   Brazil    Contracted     Petrobras         700 day extension     mid 70's

Ocean Winner      3,500'  Aker H-3              Brazil    Contracted     Petrobras         700 day extension     mid 50's

Ocean Alliance    5,000'  Alliance Class        Brazil    Contracted     Petrobras        one year extension     high 90's

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     7,500'  DP Fluor/Mitsubishi   Brazil    Contracted     Petrobras         700 day extension     low 100's

INTERNATIONAL JACKUPS(2)

Ocean Sovereign    250'   Independent Leg      Bangladesh Contracted    Cairn Energy    three wells plus option  low 60's
                          Cantilever

Ocean Heritage     300'   Independent Leg        India    Contracted    Cairn Energy    six wells plus options   low 60's
                          Cantilever

UPGRADE(1)

Ocean Endeavor    2,000'  Victory Class           GOM        Cold           DODI                  --                --
                                                           Stacked

COLD STACKED(2)

Ocean Liberator    600'   Aker H-3             S. Africa     Cold           DODI                  --                --
                                                           Stacked

Ocean New Era     1,500'  Korkut                  GOM        Cold           DODI                  --                --
                                                           Stacked


    RIG NAME         START DATE      EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
    --------      ----------------  ----------------   -------------------------------------
BRAZIL

Ocean Yatzy       early Nov. 2003    mid Oct. 2005    Available.

Ocean Winner      early April 2004   mid Mar. 2006    Available.

Ocean Alliance    early Sept. 2004  early Sept. 2005  Available.

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     early Jan. 2003   early Mar. 2006   Available; actively marketing.

INTERNATIONAL JACKUPS(2)

Ocean Sovereign    mid Nov. 2004     mid April 2005   Available; actively marketing.

Ocean Heritage    early Nov. 2004   late April 2005   Available; actively marketing.

UPGRADE(1)

Ocean Endeavor           --                --         Preparing for mobe to Singapore shipyard for upgrade to 8,000 ft. design 5th
                                                      Generation rig. Estimated completion early 2007. Available; actively marketing.

COLD STACKED(2)

Ocean Liberator          --                --         Cold stacked Nov. '02.

Ocean New Era            --                --         Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico